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                                                Rule 497(e)
                                                File No. 811-5545
                                                Registration No. 33-21489


                     The KeyPremier Prime Money Market Fund
                 The KeyPremier Pennsylvania Municipal Bond Fund

                          Two Investment Portfolios of

                               THE SESSIONS GROUP

                   Supplement dated as of December 6, 1996 to
                    Statement of Additional Information dated
                                  July 9, 1996

         Capitalized terms used in this Supplement have the meaning assigned to them in the Statement of Additional Information.

         The following is added immediately before the heading "HEDGING TRANSACTIONS" on page B-10 of the Statement of Additional Information:

                  SHORT SALES. The Pennsylvania Bond Fund will from time to time sell securities short. Short sales are effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Pennsylvania Bond Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Pennsylvania Bond Fund must borrow the security, and the Pennsylvania Bond Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Pennsylvania Bond Fund. The frequency of short sales will vary substantially in different periods, and it is not intended that any specified portion of the Pennsylvania Bond Fund's assets will as a matter of practice be invested in short sales.

                  At any time that the Pennsylvania Bond Fund has an open short sale position, the Pennsylvania Bond Fund is required to segregate with its custodian (and to maintain such amount until the Pennsylvania Bond Fund replaces the borrowed security) an amount of cash or U.S. Government securities or other high-grade liquid debt securities equal to the difference between (i) the current market value of the securities sold short and (ii) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). As a result of these requirements, the Pennsylvania Bond Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or government securities while also being subject to the possibility of gain or loss from the securities sold short. The total amount of cash or U.S. Government securities deposited with the broker (not including the


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         proceeds of the short sale) and segregated by the Pennsylvania Bond
         Fund with the Pennsylvania Bond Fund's custodian may not at any time be more than 25% of the Pennsylvania Bond Fund's net assets. These deposits do not have the effect of limiting the amount of money the Pennsylvania Bond Fund may lose on a short sale -- the Pennsylvania Bond Fund's possible losses may exceed the total amount deposited.

                  The Pennsylvania Bond Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Pennsylvania Bond Fund purchases the security to replace the borrowed security. The Pennsylvania Bond Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest the Pennsylvania Bond Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that the former may be limitless while the latter can only equal the total amount of the Pennsylvania Bond Fund's investment in the security. For example, if the Pennsylvania Bond Fund purchases a $10 security short, the most that can be lost is $10. However, if the Pennsylvania Bond Fund sells a $10 security short, it may have to purchase the security for return to the lender when the market value is $50, thereby incurring a loss of $40.

         On page B-15 of the Statement of Additional Information, investment restrictions no. 2 and 4 have been deleted, investment restrictions no. 3 and 5 have been redesignated investment restrictions no. 2 and 3, respectively, and the word "and" has been added to the end of newly designated investment restriction no. 2.

         The following paragraph has been added after investment restriction no. 3 on page B-15 of the Statement of Additional Information:

                  In addition, the Money Market Fund may not engage in any short sales. However, the Pennsylvania Bond Fund may not engage in short sales of any securities at any time if, immediately after and as a result of the short sale, the market value of securities sold short by the Pennsylvania Bond Fund would exceed 25% of the value of the Pennsylvania Bond Fund's total assets.

                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE